                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2006

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C. (as seller under a Pooling and servicing Agreement, dated as of October 1, 2006, providing for, inter alia, the issuance of Carrington Mortgage Loan Trust, Series 2006-FRE2 Asset-Backed
Pass-Through Certificates)

                   STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.,
                   ------------------------------------------
   on behalf of Carrington Mortgage Loan Trust, Series 2006-FRE2 Asset-Backed
                           Pass-Through Certificates
             (Exact name of registrant as specified in its charter)

           Delaware                    333-134218-03             20-2698835
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

      Seven Greenwich Office Park
        599 West Putnam Avenue
        Greenwich, Connecticut                              06830
---------------------------------------       ----------------------------------
(Address of principal executive office)                   (Zip Code)

                                 (203) 661-6186
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code )

                                       N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.     OTHER EVENTS.

On October 18, 2006, the Registrant caused the issuance and sale of Carrington
Mortgage Loan Trust, Series 2006-FRE2 Asset-Backed Pass-Through Certificates,
Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2,
Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9,
Class M-10, Class CE, Class P, Class R-I and Class R-II Certificates (the
"Certificates") pursuant to a Pooling and Servicing Agreement dated as of
October 1, 2006, among the Registrant, Fremont Investment & Loan, as Servicer,
and Wells Fargo Bank, N.A., as Trustee. The mortgage loans were sold to the
Registrant pursuant to a Mortgage Loan Purchase Agreement, dated as of October
18, 2006, among the Registrant, Fremont Investment & Loan, as Responsible Party,
and Carrington Securities, LP, as Seller. A Confirmation to an ISDA Master
Agreement and a Schedule to an ISDA Master Agreement, both dated October 18,
2006, were entered into by Swiss Re Financial Products Corporation, as the swap counterparty and Wells Fargo Bank, N.A, as trustee.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (C). EXHIBITS.

      (c)   Exhibits: The following execution copies of Exhibits to the Form S-3
            Registration Statement of the Registrant are hereby filed.

                10.1   Pooling and Servicing Agreement and the exhibits thereto,
                       dated as of October 1, 2006, among the Registrant,
                       Fremont Investment & Loan, as Servicer, and Wells Fargo
                       Bank, N.A., as Trustee.

                10.2   Mortgage Loan Purchase Agreement, dated as of October 18,
                       2006, among the Registrant, Fremont Investment & Loan and
                       Carrington Securities, LP.

                10.3   Confirmation to an ISDA Master Agreement, dated October
                       18, 2006, between Swiss Re Financial Products Corporation
                       and Wells Fargo Bank, N.A.

                10.4   Schedule to an ISDA Master Agreement, dated October 18,
                       2006, between Swiss Re Financial Products Corporation and
                       Wells Fargo Bank, N.A.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

                                       By: /s/Bruce M. Rose
                                           -------------------------------
                                       Name:  Bruce M. Rose
                                       Title: President

Dated: November 2, 2006

                                  Exhibit Index

Exhibit No.             Description
----------              -----------

   10.1      Pooling and Servicing Agreement and the exhibits thereto, dated as of October 1, 2006, among the Registrant, Fremont Investment &
             Loan, as Servicer, and Wells Fargo Bank, N.A., as Trustee.

   10.2      Mortgage Loan Purchase Agreement, dated as of October 18, 2006, among the Registrant, Fremont Investment & Loan and Carrington
             Securities, LP.

   10.3      Confirmation to an ISDA Master Agreement, dated October 18, 2006, between Swiss Re Financial Products Corporation and Wells Fargo
             Bank, N.A.

   10.4      Schedule to an ISDA Master Agreement, dated October 18, 2006, between Swiss Re Financial Products Corporation and Wells Fargo
             Bank, N.A.